                                    Exhibit 10.18

First Amendment to Loan Agreement with Texas Commerce Bank National Association

FIRST AMENDMENT TO LOAN AGREEMENT


    This FIRST AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT"), dated as of August 16, 1996, is among SONIC CORP., a Delaware corporation (the "BORROWER"), each of the banks or other lending institutions which is or may from time to time become a signatory or party to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "BANK" and collectively, the "BANKS"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), as agent for itself and the other Banks and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the "AGENT").

                                      RECITALS:

    A. Borrower, Agent and Banks have entered into that certain Loan Agreement dated as of July 12, 1995 (the "AGREEMENT").

    B. Pursuant to the Agreement, the undersigned guarantors (each a "GUARANTOR" and, collectively, the "GUARANTORS") executed those certain Guaranty Agreements dated as of July 12, 1995 (each a "GUARANTY" and collectively, the "GUARANTIES"), which guarantee to Agent the payment and performance of the Obligations (as defined in the Agreement).

    C. Borrower, Agent and Banks now desire to amend the Agreement (i) to increase the commitments of the Banks to $60,000,000 in the aggregate, (ii) to reduce the interest rate margins applicable to Eurodollar Advances, (iii) to modify certain covenants, and (iii) as otherwise provided herein.

    NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

    Section 1.1    DEFINITIONS.   Capitalized terms used in this Amendment, to
the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                      ARTICLE II

                                      AMENDMENTS

    Section 2.1   BANKS.  Concurrently herewith, Bank of Oklahoma, N.A.
("BOK") is assigning to UMB Oklahoma Bank ("UMB") all of BOK's rights and obligations under the Agreement and the other Loan Documents pursuant to that certain Assignment and Acceptance of even date herewith between BOK as Assignor and UMB as Assignee. Thereafter, one or more Banks shall make offsetting payments to the other Banks as requested by the Agent in order to cause the outstanding principal balance of each Bank's Note to correspond to its Commitment as amended herein.


    Section 2.2 AMENDMENT TO COMMITMENTS. Effective as of the date hereof, the Commitment amounts set forth on the signature pages to the Agreement are hereby amended to be the amounts set forth below for the respective Banks:

    Texas Commerce Bank National Association     $    22,500,000
    UMB Oklahoma Bank                                 11,250,000
    Bank IV Oklahoma, N.A.                            11,250,000
    BancFirst                                          7,500,000
    Summit Bank                                        7,500,000
                                                 ---------------
         TOTAL                                   $    60,000,000
                                                 ---------------
                                                 ---------------

    Section 2.3 AMENDMENT TO DEFINITION OF APPLICABLE PERCENTAGE. Effective as of the date hereof, the table appearing in the definition of "APPLICABLE PERCENTAGE" set forth in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:






RATIO OF CONSOLIDATED             APPLICABLE MARGIN        APPLICABLE     APPLICABLE
  FUNDED DEBT TO                    OR EURODOLLAR          COMMITMENT     LETTER OF
CONSOLIDATED EBITDA                    ADVANCES                FEE         CREDIT FEE
-------------------                -----------------        -----------    -----------
Less than or equal to .50 to             .75%                 .125%            .75%
1.00
Greater than .50 to 1.00 but            1.00%                 .20%            1.00%
less than or equal to 1.50 to
1.00
Greater than 1.50 to 1.00               1.25%                 .25%            1.25%




    Section 2.4 AMENDMENT TO DEFINITION OF CONSOLIDATED FUNDED DEBT. Effective as of the date hereof, clause (c) of the definition of "CONSOLIDATED FUNDED DEBT" set forth in Section 1.1 of the Agreement is hereby amended to read as follows:

    (c) all obligations for the deferred purchase price of property, including all Seller Financing,

    Section 2.5 AMENDMENT TO DEFINITION OF ENGAGEMENT LETTER. Effective as of the date hereof, the definition of "ENGAGEMENT LETTER" set forth in
Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

         "ENGAGEMENT LETTER" means that certain letter agreement dated May 21, 1996, among Borrower, Chase Securities Inc. and TCB.

    Section 2.6 AMENDMENT TO DEFINITION OF FIXED CHARGE COVERAGE RATIO. Effective as of the date hereof, the definition of "FIXED CHARGE COVERAGE RATIO" set forth in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

         "FIXED CHARGE COVERAGE RATIO" means, at the end of each fiscal quarter of the Borrower for the most recent four (4) fiscal quarters then ended, the ratio of (a) Consolidated EBITDA minus Income Taxes paid by the Borrower and the Subsidiaries, TO (b) the sum of the following for the Borrower and the Subsidiaries on a consolidated basis: (i) Operating Capital Expenditures, PLUS (ii) cash interest expense (including the interest portion of Capital Lease Obligations and Seller Financing), PLUS (iii) scheduled principal payments of Consolidated Funded Debt (including, without limitation, Capital Lease Obligations and Seller Financing), PLUS (iv) the aggregate amount of cash dividends paid, PLUS (v) the aggregate amount paid for repurchases by the Borrower or any Subsidiary of stock of such Person, PLUS (vi) the amount equal to one-seventh (1/7) of the aggregate amount of all Advances outstanding hereunder on the last day of such fiscal quarter.

    Section 2.7    NEW DEFINITIONS.  Effective as of the date hereof,
Section 1.1 of the Agreement is hereby amended to add the following definitions of "L/C SUBLIMIT," "PERMITTED GUARANTEE AMOUNT" and "SELLER FINANCING," which definitions shall read in their respective entireties as follows:

         "L/C SUBLIMIT" means $2,000,000; provided, however, that the L/C Sublimit may be increased to $12,000,000 at the Borrower's election, provided that (a) such election is made on or before December 31, 1996, (b) such election is made by written notice to the Agent, and such notice states the effective date of the increased L/C Sublimit which shall be a date not later than December 31, 1996, (c) the aggregate amount of all Guarantees by the Borrower or any Subsidiary of any Debt or other obligations shall not be in excess of $5,000,000, and (d) no Event of Default or event or condition which with notice or lapse of time or both would become an Event of Default is existing on the date of the election notice or the effective date of the increase and no such event or condition will result from the increase.

         "PERMITTED GUARANTEE AMOUNT" means $12,000,000; provided, however, that if the L/C Sublimit is increased to $12,000,000 in accordance with this agreement, the Permitted Guarantee Amount shall automatically reduce to $5,000,000 effective immediately upon the effective date of such increase of the L/C Sublimit.

         "SELLER FINANCING" means Debt of the Borrower or any Subsidiary incurred in connection with the purchase or acquisition of, and representing the price of, all or any part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person.

    Section 2.8 AMENDMENT TO LETTER OF CREDIT SUBLIMIT. Effective as of the date hereof, clause (a) of Section 3.1 of the Agreement is hereby amended to read in its entirety as follows:

    "(a) the L/C Sublimit, or"

    Section 2.9 AMENDMENT TO REPORTING REQUIREMENTS. Effective as of the date hereof, subsection (g) of Section 8.1 of the Agreement is hereby amended to read in its entirety as follows:

         (g)  GUARANTEES OF DEBT.  Promptly, and in any event within five
    (5) days after the date on which the Borrower or any of the Subsidiaries enters into a Guarantee of Debt or of other obligations in the amount of $500,000 or more, written notice stating such fact and the nature of such Guarantee; and

    Section 2.10 AMENDMENTS TO COVENANT REGARDING DEBT AND CONTINGENT OBLIGATIONS. Effective as of the date hereof, Section 9.1 of the Agreement is hereby amended as follows:

         (a) the amount "Five Million Dollars ($5,000,000)" appearing in subsection (d) is amended to read "Ten Million Dollars ($10,000,000)";

         (b)  subsection (f) is amended to read in its entirety as follows:

              (f) unsecured Debt of the Borrower or any Subsidiary evidenced by any promissory note payable to any seller, representing a portion of the purchase price for any acquisition permitted under this Agreement, provided that such Debt shall not exceed Thirty-Five Million Dollars ($35,000,000) in the aggregate at any time outstanding;

         (c)  subsection (h) is amended to read in its entirety as follows:

              (h) Guarantees of Debt and of other obligations, in an aggregate amount outstanding at any time not to exceed the Permitted Guarantee Amount.

    Section 2.11 AMENDMENT TO LIMITATION ON ACQUISITIONS. Effective as of the date hereof, the amount "Fifteen Million and No/100 Dollars
($15,000,000.00)" appearing in clause (a) of Section 9.3 of the Agreement is hereby amended to read "Thirty-Five Million and No/100 Dollars
($35,000,000.00)".

    Section 2.12 AMENDMENT TO MINIMUM CONSOLIDATED NET WORTH. Effective as of the date hereof, Section 10.2 of the Agreement is hereby amended to read in its entirety as follows:

         Section 10.2. MINIMUM CONSOLIDATED NET WORTH. The Borrower will not permit the Consolidated Net Worth to be less than the sum of (a) $103,000,000, PLUS (b) for each fiscal quarter of the Borrower ended through the date of determination, beginning with the fiscal quarter ending May 31, 1996, (i) 100% of the positive consolidated net income of the Borrower and the Subsidiaries for such quarter, MINUS (ii) all cash dividends declared and paid by the Borrower for such quarter, and MINUS (iii) the amount of all stock of the Borrower repurchased by the Borrower during such quarter, PLUS (c) 100% of the Net Proceeds received by the Borrower from any issuance, sale or other disposition of any shares of capital stock or other equity securities of the Borrower of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants, or options to subscribe for or purchase any such shares), but in no event shall the sum of
    (a), (b) and (c) above be less than $103,000,000.

    Section 2.13 AMENDMENT TO FUNDED DEBT TO EBITDA RATIO. Effective as of the date hereof, Section 10.4 of the Agreement is hereby amended to read in its entirety as follows:

         Section 10.4. CONSOLIDATED FUNDED DEBT TO CONSOLIDATED EBITDA RATIO. The Borrower will maintain or cause to be maintained, as of the end of each quarter of each fiscal year of the Borrower, a ratio of Consolidated Funded Debt to Consolidated EBITDA of not greater than
    2.00 to 1.00 for the most recent four (4) fiscal quarters then ended.

    Section 2.14 AMENDMENTS TO COMPLIANCE CERTIFICATE AND LETTER OF CREDIT REQUEST FORM. Effective as of the date hereof, (a) Exhibit "B-2" to the Agreement is hereby amended to read in its entirety as set forth on Annex II hereto, and (b) Exhibit "D" to the Agreement is hereby amended to read in its entirety as set forth on Annex III hereto.

    Section 2.15 AMENDMENT TO LITIGATION SCHEDULE. Effective as of the date hereof, Schedule 1 to the Agreement is hereby amended to read in its entirety as set forth on Annex IV hereto.

                                     ARTICLE III

                                 CONDITIONS PRECEDENT

    Section 3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

         (a) DOCUMENTS. Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Agent:

              (1) RESOLUTIONS. Resolutions of the Board of Directors of Borrower and each Guarantor (other than the Partnerships), certified by the Secretary or an Assistant Secretary of such Person, which authorize the execution, delivery, and performance by such Person of this Amendment and the other Loan Documents to which such Person is or is to be a party hereunder;

              (2) INCUMBENCY CERTIFICATE. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Borrower and each Guarantor (other than the Partnerships), respectively, certifying the names of the officers of such Person authorized to sign this Amendment and each of the other Loan Documents to which such Person is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

              (3) CERTIFICATES OF INCORPORATION. The certificates of incorporation of Borrower and each Guarantor which is a corporation, certified by the Secretary of State of its state of incorporation and dated within ten (10) days prior to the date hereof;

              (4) BYLAWS. The bylaws of Borrower and each Guarantor which is a corporation, certified by the Secretary or an Assistant Secretary of such Person;

              (5) GOVERNMENTAL CERTIFICATES. (a) Certificates of the appropriate government officials of the respective states of incorporation of the Borrower and each Guarantor (other than the Partnerships) as to the existence and good standing of such Persons, and (b) with respect to the Borrower, Sonic Restaurants, Inc., Sonic Service Corp. and Sonic Industries Inc. only, certificates of the appropriate governmental officials of each state where the nature of such Person's business in such state makes qualification to do business necessary and where failure to so qualify would have a Material Adverse Effect, as to the qualification and good standing of such Person in such state, each dated within ten (10) days prior to the date hereof;

              (6) BUSINESS TRUST DOCUMENTATION. Appropriate organizational documents and agreements relating to America's Drive-In Trust, as the Agent may request, all certified to the satisfaction of the Agent;

              (7) PARTNERSHIP CERTIFICATE. A certificate of an authorized officer of Sonic Restaurants, Inc., certifying that (i) each of the Partnerships has been duly formed and is validly existing, (ii) the Partnerships have the power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which they are a party, and (iii) Sonic Restaurants, Inc. has the power and authority to execute this Amendment and such Loan Documents on behalf of the Partnerships, as the managing general partner of each of the Partnerships, and to thereby bind the Partnerships;

              (8) NOTES. Promissory Notes, each in the form of Annex V hereto, executed by the Borrower and payable to the order of the respective Banks, each in the amount of the respective Bank's Commitment, which Promissory Notes shall be in renewal and modification of the Notes executed at the closing of the Agreement;

              (9) OPINION OF COUNSEL. A favorable opinion of Phillips McFall McCaffrey McVay & Murrah, P.C., legal counsel to Borrower and the Subsidiaries, as to the matters set forth in Annex VI hereto, and such other matters as Agent may reasonably request; and

              (10) ADDITIONAL INFORMATION. Agent shall have received such additional documents, instruments and information as Agent or its legal counsel, Winstead Sechrest & Minick P.C., may request;

         (b) ATTORNEYS' FEES AND EXPENSES. The Borrower shall have paid the costs and expenses (including reasonable attorneys' fees) of the Agent, incurred in connection with the preparation, negotiation, execution and closing of this Amendment;

         (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

         (d) NO DEFAULT. No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

         (e) ADJUSTMENT OF PRINCIPAL BALANCES. One or more Banks shall have made offsetting payments to the other Banks as requested by the Agent in order to cause the outstanding principal balance of each Bank's Note to correspond to its Commitment as amended herein.

         (f) CORPORATE MATTERS. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                                      ARTICLE IV

                    RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

    Section 4.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and the Banks agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

    Section 4.2 OUTSTANDING PRINCIPAL BALANCES. The parties hereto acknowledge that the aggregate outstanding principal balance of the Advances as of the date hereof is $4,000,000 and that the outstanding principal amount of Advances held by each Bank is specified below:

    BANK                                     OUTSTANDING ADVANCES

    Texas Commerce Bank National Association     $    1,500,000
    UMB Oklahoma Bank                                   750,000
    Bank IV Oklahoma, N.A.                              750,000
    BancFirst                                           500,000
    Summit Bank                                         500,000
                                                 --------------
         TOTAL                                   $    4,000,000
                                                 --------------
                                                 --------------

    Section 4.3 RELEASE OF CLAIMS. The Borrower and the Guarantors each hereby acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, the Borrower and the Guarantors each hereby waive, and hereby release the Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

    Section 4.4 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate, partnership and trust action on the part of Borrower and the Guarantors and will not violate the articles of incorporation, bylaws, partnership agreement or other organizational documents of Borrower or the Guarantors, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                      ARTICLE V

                                    MISCELLANEOUS

    Section 5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent and the Banks to rely upon them.

    Section 5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

    Section 5.3 EXPENSES OF AGENT. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Agent's legal counsel.

    Section 5.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

    Section 5.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

    Section 5.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Borrower, Agent and the Banks and their respective successors and permitted assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

    Section 5.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

    Section 5.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

    Section 5.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

    Section 5.10 NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

    Section 5.11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND

UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

    Executed as of the date first written above.

                                  BORROWER:

                                  SONIC CORP.

                                  By: /s/ W. Scott McLain
                                       ------------------------------------
                                       W. Scott McLain
                                       Treasurer

                                  AGENT AND BANKS:

                                  TEXAS COMMERCE BANK NATIONAL
                                  ASSOCIATION, as Agent and as a Bank

                                  By: /s/ Matthew H. Hildreth
                                       ------------------------------------
                                       Name: Matthew H. Hildreth
                                             ------------------------------
                                       Title: Vice President
                                             ------------------------------

                                  UMB OKLAHOMA BANK

                                  By: /s/ David R. Schaefer
                                       ------------------------------------
                                       Name: David R. Schaefer
                                             ------------------------------
                                       Title: Senior Vice President
                                             ------------------------------

                                  BANK IV OKLAHOMA, N.A.

                                  By: /s/ Richard A. Horton
                                       ------------------------------------
                                       Name: Richard A. Horton
                                             ------------------------------
                                       Title: Senior Vice President
                                             ------------------------------

                                  BANCFIRST

                                  By: /s/ E. G. Alexander
                                       ------------------------------------
                                       Name: E. G. Alexander
                                             ------------------------------
                                       Title: Senior Vice President
                                             ------------------------------

                                  SUMMIT BANK
                                  (formerly UNITED JERSEY BANK)


                                  By: /s/ Arty C. Zulawski
                                       ------------------------------------
                                       Name: Arty C. Zulawski
                                             ------------------------------
                                       Title: Senior Vice President
                                             ------------------------------

    Each Guarantor hereby (a) consents and agrees to this Amendment, (b) agrees that its respective Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, and (c) represents and warrants that each of the representations and warranties set forth in this Amendment with regard to each such Guarantor are true and correct in all respects.

                                  GUARANTORS:

                                  SONIC RESTAURANTS, INC.

                                  By: /s/ W. Scott McLain
                                       ------------------------------------
                                       W. Scott McLain
                                       Treasurer

                                  SONIC INDUSTRIES INC.

                                  By: /s/ W. Scott McLain
                                       ------------------------------------
                                       W. Scott McLain
                                       Treasurer

                                  AMERICA'S DRIVE-IN CORP.

                                  By: /s/ Lewis B. Kilbourne
                                       ------------------------------------
                                       Lewis B. Kilbourne
                                       President

                                  AMERICA'S DRIVE-IN TRUST

                                  By: /s/ Lewis B. Kilbourne
                                       ------------------------------------
                                       Lewis B. Kilbourne
                                       President

                                  EACH OF THE PARTNERSHIPS SPECIFIED ON ANNEX I HERETO, each an Oklahoma general partnership

                                  By:  Sonic Restaurants, Inc.,
                                       Managing General Partner of
                                       each of such partnerships

                                  By: /s/ W. Scott McLain
                                       ------------------------------------
                                       W. Scott McLain
                                       Treasurer